UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 26, 2016 (August 26, 2016)

Springleaf Finance Corporation

(Exact name of registrant as specified in its charter)

Indiana	001-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Springleaf Finance Corporation (“SFC” or, collectively with its subsidiaries, the “Company,” “we,” or “our”) is filing this Current Report on Form 8-K as a result of a change in our accounting policy for the derecognition of loans within a purchased credit impaired (“PCI”) pool, as described in more detail below. The selected financial data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Item 7), financial statements (Item 8) and certain exhibits (Item 15) in SFC’s Annual Report on Form 10-K for the year ended December 31, 2015 (“2015 Form 10-K”) have been revised to reflect the retrospective application of this change in accounting policy, and such revised financial data, financial statements, MD&A, and exhibits are included in exhibits to this Form 8-K and incorporated by reference herein. All other information in SFC’s 2015 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of SFC’s 2015 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2016.

Change in Accounting Policy

As disclosed in SFC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, effective April 1, 2016, we changed our accounting policy for the derecognition of loans within a PCI pool. Historically, we removed loans from a PCI pool upon charge-off of the loan, based on the Company’s charge-off accounting policy at their allocated carrying value. Under our new accounting policy, loans will be removed from a PCI pool when the loan is written-off, at which time further collections efforts would not be pursued, or sold or repaid. While both methods are acceptable under GAAP, we believe the new method for derecognition of PCI loans is preferable as it enhances consistency with our industry peers. For more information regarding our policy for the derecognition of PCI loans, see Note 3 of the Notes to Consolidated Financial Statements included in Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits filed with this Current Report on Form 8-K supersede the corresponding exhibits and sections of SFC’s 2015 Form 10-K:

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Revised Selected Financial Data, MD&A, and Financial Statements from Springleaf Finance Corporation’s Annual Report on Form 10-K for the Year Ended December 31, 2015
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Shareholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements

Forward-Looking Statements

This report, including the exhibits hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent only management’s current beliefs regarding future events. By their nature, forward-looking statements involve inherent risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events or performance, and underlying assumptions and other statements related thereto. Statements preceded by, followed by or that otherwise include the words “anticipates,” “appears,” “are likely,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects” and similar expressions or future or conditional verbs such as “would,” “should,” “could,” “may,” or “will,” are intended to identify forward-looking statements.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this report and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our most recent Form 10-K and Form 10-Qs filed with the SEC and in our other filings with the SEC from time to time, any of which could cause actual results, performance, or achievements to differ materially from those expressed in or implied by our forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Springleaf Finance Corporation
(Registrant)

Date:	August 26, 2016	By:	/s/ Micah R. Conrad
Micah R. Conrad
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Revised Selected Financial Data, MD&A, and Financial Statements from Springleaf Finance Corporation’s Annual Report on Form 10-K for the Year Ended December 31, 2015
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Shareholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements